UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09445

Marketocracy Funds
(Exact name of registrant as specified in charter)

P.O. Box 23791, San Jose, CA 95153
(Address of principal executive offices) (Zip code)

Kendrick W. Kam
P.O. Box 23791, San Jose, CA 95153
(Name and address of agent for service)

1-888-884-8482
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2015

Item 1. Report to Stockholders.

Semi-Annual Report

MASTERS 100 FUND

December 31, 2015

MASTERS 100 FUND

Performance & Portfolio Discussion

Dear Shareholder:

Since my last report, the market has been volatile and our fund has struggled.  In the third quarter of 2015, the fund lost 15.22% before stabilizing in the 4th quarter with a small gain of 0.77%. The S&P 500 did much better, losing 6.98% in Q3 and gaining 7.04% in Q4.

I have had many discussions with the members of the team about how the market has changed and what we should do about it. I do not require the members of the team to reach a consensus on these questions. Each is free to make his own decisions and I measure their results and hold them accountable.

Needless to say, it is still too early to draw conclusions, but the discussion has been fruitful and I would like to share with you my thoughts.

Our discussions have focused on three major factors that are generally thought to be driving the market: rising interest rates, falling oil prices, the November U.S. elections.

For most the past year, the Federal Reserve has been saying that they are about to raise interest rates.  In December, they finally did.  However, the increase in the Federal Funds rate from 0.25% to 0.50% was widely anticipated, and coming so late in the year, it is hard to attribute the volatility in the 2nd half of 2015 to the Federal Reserve.

Over the past couple of years, oil prices have fallen from nearly $100 per barrel to about $30. In previous quarters, we had reduced our energy holdings so the drop in oil prices did not have as big a direct impact as it would have in prior years.

However, there has been a significant indirect impact because the energy sector used to account for a large portion of the profits of the S&P500.  Take away those profits and the S&P 500 looks over-valued.

Of course, those earnings did not just disappear from the economy.  Most of the money consumers are saving at the pump, will be spent on other things. The companies that supply those other things are going to report rising sales and earnings. The earnings that the energy sector has lost will show up in other areas of the economy.  However, because it is too early to say where the earnings will show up, we ended the year with about 25% of the portfolio in cash, so we have the ability to move quickly when we can more clearly see which companies are benefiting from low oil prices.

All of the candidates for President of the United States ramped up their campaigns during the 2nd half of 2015. It is early in the election cycle, but it is striking that all of the candidates from both major parties want to change the healthcare system.

This affected our fund negatively because of our large weighting in healthcare stocks particularly biotech stocks. Nevertheless, we continue to believe that the value of the biotech stocks we hold depends a lot more on their clinical trial results than the state of the national healthcare system. Consequently, we view the current weakness in biotech stocks to be caused by political factors that will not affect the outcome of their clinical trials.  For this reason, we are comfortable holding on to the biotech stocks we have and will possibly add more as the election cycle progresses.

1 - Semi-Annual Report

Returns assume reinvestment of dividends and distributions. Performance data quoted represents past performance. Past performance is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit: http://www.masters100fund.com/ or call 888-884-8482. The Fund’s total expense ratio was 2.01% including 0.06% for AFFE ratio as of October 28, 2015.

Sincerely,

Ken Kam
Portfolio Manager
Marketocracy Masters 100 Fund

2 - Semi-Annual Report

MASTERS 100 FUND

	QUARTER
As of 12/31/2015	3/31/15	6/30/15	9/30/15	12/31/15
Masters 100 Fund	3.89%	2.88%	-15.22%	0.77%
MARKET INDICES
DJIA	0.33%	-0.29%	-6.98%	7.70%
S&P 500	0.95%	0.28%	-6.44%	7.04%
NASDAQ	3.86%	2.06%	-7.09%	8.76%

	CUMULATIVE
As of 12/31/2015	1 MONTH	3 MONTHS	YTD	1 YEAR	3 YEAR	5 YEAR	10 YEAR	INCEPT*
Masters 100 Fund	-4.89%	0.77%	-8.68%	-8.68%	6.30%	1.67%	-1.89%	42.51%
MARKET INDICES
DJIA	-1.52%	7.70%	0.21%	0.21%	42.98%	70.83%	110.92%	162.46%
S&P 500	-1.58%	7.04%	1.38%	1.38%	52.59%	80.75%	102.42%	146.33%
NASDAQ	-1.88%	8.76%	7.11%	7.11%	72.34%	101.27%	154.52%	213.84%

	ANNUALIZED
As of 12/31/2015	1 YEAR	3 YEAR	5 YEAR	10 YEAR	INCEPT*
Masters 100 Fund	-8.68%	2.06%	0.33%	-0.19%	2.53%
MARKET INDICES
DJIA	0.21%	12.66%	11.30%	7.75%	7.06%
S&P 500	1.38%	15.13%	12.57%	7.31%	6.58%
NASDAQ	7.11%	19.89%	15.01%	9.78%	8.41%

*	The inception date for the Masters 100 Fund was November 5, 2001.

The above indices are unmanaged and cannot be invested in directly. Returns for the above indices and the Fund assume reinvestment of dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Diversification does not prevent a loss or guarantee a profit.

Returns assume reinvestment of dividends and distributions.

Performance data quoted represents past performance. Past performance is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please call 1-888-884-8482 or visit: http://www.masters100fund.com/. The Fund’s total expense ratio was 2.04% (including 1.95% paid to the adviser and 0.09% for acquired fund fees and expenses) as of October 28, 2014.

Principal risks associated with an investment in the Fund include Stock Selection risk, Small and Medium Companies risk, Foreign Investment risk, and Internet Reliance risk. The Fund can invest in small and medium sized companies, which are often more volatile and less liquid than larger, more established companies and therefore increase the volatility of the Fund’s portfolio. The strategies used by the Fund’s investment adviser in selecting Fund’s portfolio may not always be successful. The investments may decline in value or not increase in value when the stock market in general is rising. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, taxation, and different
3 - Semi-Annual Report

accounting and financial standards. Operation of Marketocracy.com’s website depends on the continued availability of the Internet, both short- and long-term. Significant failures of the Internet could lead to interruptions or delays in the Fund’s investment adviser’s ability to manage the Fund’s portfolio.

The m100 group, upon whose research the Masters 100 Fund’s portfolio manager relies in managing the Fund, is comprised of individuals who may be amateur investors, not investment professionals, and are not employees of the Fund or its adviser. Their track records are based on the performance of a simulated stock portfolio on the website www.marketocracy.com.

Marketocracy Funds advises investors to carefully consider the investment objectives, risks, and charges and expenses associated with the Fund prior to investing. The Fund’s prospectus contains this and other information about the Fund. To obtain a prospectus containing more complete information about the Fund, including fees and expenses, please call 1-888-884-8482, or visit: http://mcm.marketocracy.com/_mcmmedia/pdf/mof/M100_Prospectus.pdf. Please read the prospectus carefully before investing.

Distributor: Rafferty Capital Markets, LLC

Date of first use:  February 29, 2016

4 - Semi-Annual Report

MASTERS 100 FUND

Fund Holdings by Sector* (Unaudited)

*	Percent of Total Net Assets.
**	Includes cash equivalents, liabilities, and other assets.

Growth of $10,000 (Unaudited)

5 - Semi-Annual Report

Shareholder Expense Example (Unaudited)

As a shareholder of the Masters 100 Fund (the “Fund”), you incur two types of costs: (1) transaction costs, which may include redemption fees, and (2) ongoing costs, including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses
The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  Investment Retirement Accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees and administration fees (which include fund accounting, custody and transfer agent costs).  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

6 - Semi-Annual Report

MASTERS 100 FUND

Actual Returns vs. Hypothetical Returns
Six Months Ended December 31, 2015

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	July 1, 2015 to
	July 1, 2015	December 31, 2015	December 31, 2015
Actual	$ 1,000.00	$ 854.30	$9.09

Hypothetical (5% return per
year before expenses)	$ 1,000.00	$1,015.33	$9.88

*	Expenses are equal to the Fund’s annualized expense ratio of 1.95%; multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

7 - Semi-Annual Report

Financial Statements as of
December 31, 2015 (Unaudited)

•	Portfolio of Investments
•	Statement of Assets and Liabilities
•	Statement of Operations
•	Statements of Changes in Net Assets
•	Financial Highlights
•	Notes to the Financial Statements

8 - Semi-Annual Report

MASTERS 100 FUND

Portfolio of Investments
December 31, 2015 (Unaudited)

		Shares	Market Value
COMMON STOCKS - 66.4%			$3,142,042
(Cost $3,508,664)

ACCOMMODATION & FOOD SERVICES - 0.9%			44,176
CHH	CHOICE HOTELS INTERNATIONAL, INC.	400	20,164
SBUX	STARBUCKS CORP.	400	24,012

CONSTRUCTION - 1.5%			71,216
CAA	CALATLANTIC GROUP, INC.	203	7,698
DHI	DR HORTON, INC.	600	19,218
KBH	KB HOME	400	4,932
LEN	LENNAR CORP. - CLASS A	200	9,782
MDC	MDC HOLDINGS, INC.	200	5,106
PHM	PULTEGROUP, INC.	1,000	17,820
TOL	TOLL BROTHERS, INC.*	200	6,660

FINANCE & INSURANCE - 1.9%			88,437
CME	CME GROUP, INC.	200	18,120
TACO	DEL TACO RESTAURANTS, INC.*	600	6,390
GNW	GENWORTH FINANCIAL, INC.*	5,700	21,261
IBN	ICICI BANK, LTD. - ADR	2,000	15,660
MET	METLIFE, INC.	200	9,642
MTG	MGIC INVESTMENT CORP.*	1,000	8,830
USB	US BANCORP	200	8,534

HEALTH CARE & SOCIAL ASSISTANCE - 0.1%			5,690
LOXO	LOXO ONCOLOGY, INC.*	200	5,690

INFORMATION - 6.8%			321,904
EA	ELECTRONIC ARTS, INC.*	1,200	82,464
FB	FACEBOOK, INC. - CLASS A*	600	62,796
FIS	FIDELITY NATIONAL INFORMATION SERVICES	200	12,120
FTR	FRONTIER COMMUNICATIONS CORP.	400	1,868
GTT	GTT COMMUNICATIONS, INC.*	1,200	20,472
NFLX	NETFLIX, INC.*	600	68,628
DIS	WALT DISNEY CO. (THE)	700	73,556

MANUFACTURING - 36.2%			1,712,459
ABB	ABB LTD - ADR	200	3,546
ACAD	ACADIA PHARMACEUTICALS, INC.*	800	28,520
AJRD	AEROJET ROCKETDYNE HOLDINGS, INC.*	800	12,528
AAPL	APPLE, INC.	1,300	136,838
AVGO	AVAGO TECHNOLOGIES LTD.	400	58,060
AXGN	AXOGEN, INC.*	1,000	5,000
BBRY	BLACKBERRY, LTD.*	1,200	11,136
BRCM	BROADCOM CORP. - CLASS A	200	11,564
BLDR	BUILDERS FIRSTSOURCE, INC.*	1,400	15,512
CELG	CELGENE CORP.*	500	59,880

The accompanying notes are an integral part of these financial statements.
9 - Semi-Annual Report

CEMP	CEMPRA, INC.*	600	18,678
CVX	CHEVRON CORP.	200	17,992
CRUS	CIRRUS LOGIC, INC.*	1,000	29,530
KO	COCA COLA CO. (THE)	200	8,592
STZ	CONSTELLATION BRANDS, INC. - CLASS A	400	56,976
CYAN	CYANOTECH CORP.*	1,800	9,846
CYTK	CYTOKINETICS, INC.*	400	4,184
DERM	DERMIRA, INC.*	200	6,922
DPRX	DIPEXIUM PHARMACEUTICALS, INC.*	2,000	22,400
EW	EDWARDS LIFESCIENCES CORP.*	600	47,388
XOM	EXXON MOBIL CORP.	200	15,590
EXTR	EXTREME NETWORKS, INC.*	3,200	13,056
FSLR	FIRST SOLAR, INC.*	400	26,396
FOMX	FOAMIX PHARMACEUTICALS LTD.*	2,200	17,842
FEIM	FREQUENCY ELECTRONICS, INC.*	2,600	27,612
GILD	GILEAD SCIENCES, INC.	200	20,238
HALO	HALOZYME THERAPEUTICS, INC.*	12,400	214,892
ILMN	ILLUMINA, INC.*	200	38,389
ITT	ITT CORP.	600	21,792
IXYS	IXYS CORP.	2,500	31,575
KERX	KERYX BIOPHARMACEUTICALS, INC.*	8,200	41,410
KMG	KMG CHEMICALS, INC.	1,400	32,228
LSCC	LATTICE SEMICONDUCTOR CORP.*	2,600	16,822
LMAT	LEMAITRE VASCULAR, INC.	200	3,450
MNK	MALLINCKRODT PLC*	338	25,225
MNKD	MANNKIND CORP.*	27,900	40,455
MNTA	MOMENTA PHARMACEUTICALS, INC.*	3,200	47,488
NWBO	NORTHWEST BIOTHERAPEUTICS, INC.*	7,800	24,960
NVGN	NOVOGEN LTD. - ADR*	1,000	2,090
NVDA	NVIDIA CORP.	1,600	52,736
NXPI	NXP SEMICONDUCTORS NV*	400	33,700
PRTK	PARATEK PHARMACEUTICALS, INC.*	1,200	22,764
PERY	PERRY ELLIS INTERNATIONAL, INC.*	400	7,368
PSTI	PLURISTEM THERAPEUTICS, INC.*	10,900	12,317
POZN	POZEN, INC.*	800	5,464
PRTA	PROTHENA CORP. PLC*	200	13,622
QRVO	QORVO, INC.*	337	17,153
RDHL	REDHILL BIOPHARMA LTD. - ADR*	2,600	33,488
SGNT	SAGENT PHARMACEUTICALS, INC.*	1,400	22,274
SNY	SANOFI - ADR	100	4,265
SRPT	SAREPTA THERAPEUTICS, INC.*	2,400	92,592
SWKS	SKYWORKS SOLUTIONS, INC.	400	30,732
SODA	SODASTREAM INTERNATIONAL LTD.*	200	3,262
TTM	TATA MOTORS, LTD. - ADR	800	23,576
TLGT	TELIGENT, INC.*	3,400	30,260
TSO	TESORO CORP.	400	42,148
TTPH	TETRAPHASE PHARMACEUTICALS, INC.*	1,400	14,042
TGTX	TG THERAPEUTICS, INC.*	1,400	16,702
TCON	TRACON PHARMACEUTICALS, INC.*	800	7,392

MINING, QUARRYING, & OIL & GAS EXTRACTION - 2.5%			117,812
APA	APACHE CORP.	200	8,894
COP	CONOCOPHILLIPS	400	18,676

The accompanying notes are an integral part of these financial statements.
10 - Semi-Annual Report

MASTERS 100 FUND

DVN	DEVON ENERGY CORP.	200	6,400
LINE	LINN ENERGY LLC*	400	516
BTU	PEABODY ENERGY CORP.	400	3,072
PBR	PETROLEO BRASILEIRO S.A. - ADR	2,200	9,460
SLW	SILVER WHEATON CORP.	5,700	70,794

OTHER SERVICES (EXCEPT PUBLIC ADMINISTRATION) - 0.1%			4,456
AVXL	ANAVEX LIFE SCIENCES CORP.*	800	4,456

PROFESSIONAL, SCIENTIFIC, & TECHNICAL SERVICES - 12.9%			611,464
AKAO	ACHAOGEN, INC.*	2,600	14,924
AFFX	AFFYMETRIX, INC.*	2,800	28,252
AMRI	ALBANY MOLECULAR RESEARCH, INC.*	1,000	19,850
CBM	CAMBREX CORP.*	800	37,672
ITCI	INTRA-CELLULAR THERAPIES, INC.*	200	10,758
LMNX	LUMINEX CORP.*	2,000	42,780
NEO	NEOGENOMICS, INC.*	600	4,722
NVAX	NOVAVAX, INC.*	25,400	213,106
TRVN	TREVENA, INC.*	22,800	239,400

RETAIL TRADE - 2.7%			129,266
DANG	E-COMMERCE CHINA DANGDANG, INC. - ADR*	2,800	20,132
EVLV	EVINE LIVE, INC.*	5,300	9,434
JCP	JC PENNEY CO., INC.*	200	1,332
LB	L BRANDS, INC.	600	57,492
NGVC	NATURAL GROCERS BY VITAMIN COTTAGE, INC.*	200	4,074
OSTK	OVERSTOCK.COM, INC.*	1,500	18,420
WFM	WHOLE FOODS MARKET, INC.	200	6,700
WSM	WILLIAMS-SONOMA, INC.	200	11,682

TRANSPORTATION & WAREHOUSING - 0.2%			7,026
RRTS	ROADRUNNER TRANSPORTATION SYSTEMS, INC.*	200	1,886
WMB	WILLIAMS COS., INC. (THE)	200	5,140

UTILITIES - 0.5%			22,816
SZYM	SOLAZYME, INC.*	9,200	22,816

WHOLESALE TRADE - 0.1%			5,320
HBP	HUTTIG BUILDING PRODUCTS, INC.*	1,400	5,320

PARTNERSHIPS & TRUST - 5.0%			236,940
(Cost $256,552)

FINANCE & INSURANCE - 0.2%			9,576
AGNC	AMERICAN CAPITAL AGENCY CORP.	400	6,936
MFA	MFA FINANCIAL, INC.	400	2,640

The accompanying notes are an integral part of these financial statements.
11 - Semi-Annual Report

REAL ESTATE & RENTAL & LEASING - 4.8%			227,364
ARPI	AMERICAN RESIDENTIAL PROPERTIES, INC.	200	3,780
NLY	ANNALY CAPITAL MANAGEMENT, INC.	11,200	105,056
HCP	HCP, INC.	200	7,648
VER	VEREIT, INC.	14,000	110,880

INVESTMENT COMPANIES - 3.2%			150,776
(Cost $174,907)
TMV	DIREXION DAILY 20 YEAR PLUS TREASURY
	BEAR 3X SHARES*	600	16,788
IFN	INDIA FUND, INC. (THE)	1,000	22,740
IAU	ISHARES GOLD TRUST*	600	6,138
BRF	MARKET VECTORS BRAZIL SMALL-CAP ETF	1,300	13,494
DBA	POWERSHARES DB AGRICULTURE FUND*	1,000	20,610
DBC	POWERSHARES DB COMMODITY INDEX
	TRACKING FUND*	1,400	18,704
PHYS	SPROTT PHYSICAL GOLD TRUST*	2,200	19,206
HQL	TEKLA LIFE SCIENCES INVESTORS	1,400	33,096

MONEY MARKET FUNDS - 25.6%			1,210,007
(Cost $1,210,007)
FIGXX	FIDELITY INSTITUTIONAL MONEY
	MARKET GOVERNMENT PORTFOLIO -
	CLASS I, 0.15%^	1,210,007	1,210,007
			4,739,765
TOTAL INVESTMENT SECURITIES - 100.2%
(Cost $5,150,130)
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2%)			(8,994)
NET ASSETS - 100.0%			$4,730,771

ADR  American Depository Receipt
*	Non-income producing security.
^	Seven day yield as of December 31, 2015.

The accompanying notes are an integral part of these financial statements.
12 - Semi-Annual Report

MASTERS 100 FUND

Statement of Assets and Liabilities
December 31, 2015 (Unaudited)

ASSETS
Investment, at cost	$5,150,130
Investment, at value (Note 2)	$4,739,765
Cash	564
Interest and dividends receivable	7,870
Receivable for portfolio investments sold	6,875
Receivable for fund distribution	1,362
TOTAL ASSETS	4,756,436

LIABILITIES
Payable for portfolio investments purchased	12,020
Payable for capital shares redeemed	5,719
Accrued investment advisory fee	6,097
Accrued administrative fee	1,829
TOTAL LIABILITIES	25,665

NET ASSETS	$4,730,771
Net assets consist of:
Paid in capital	$13,399,276
Accumulated net investment loss	(45,021)
Accumulated net realized loss from security transactions	(8,213,119)
Net unrealized depreciation on investments	(410,365)
Net assets	$4,730,771
Shares of beneficial interest outstanding (unlimited
number of shares authorized, no par value)	517,022

Net asset value, offering price and redemption
price per share (Note 2)	$9.15

The accompanying notes are an integral part of these financial statements.
13 - Semi-Annual Report

Statement Of Operations
SixMonths Ended December 31, 2015 (Unaudited)

INVESTMENT INCOME
Dividends (net of withholding tax $98)	$24,860
Interest	103
TOTAL INVESTMENT INCOME	24,963

EXPENSES
Investment advisory fees (Note 4)	39,147
Administrative fees (Note 4)	11,744
TOTAL EXPENSES	50,891

NET INVESTMENT LOSS	(25,928)

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS
Net realized loss on investments	(224,223)
Capital gain distribution from other investment companies	1,716
Net change in unrealized
appreciation/depreciation of investments	(589,015)

NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS	(811,522)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(837,450)

The accompanying notes are an integral part of these financial statements.
14 - Semi-Annual Report

MASTERS 100 FUND

Statement of Changes in Net Assets

	Six Months
	Ended	Year
	12/31/15	Ended
	(Unaudited)	6/30/15
FROM OPERATIONS:
Net investment loss	$(25,928)	$(85,800)
Net realized gain (loss) from investments sold	(224,223)	439,255
Capital gain distribution from
other investment companies	1,716	7,287
Net change in unrealized
appreciation/depreciation on investments	(589,015)	(191,529)
Net increase/decrease in net assets
resulting from operations	(837,450)	169,213

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(139,727)
Decrease in net assets from
distributions to shareholders	—	(139,727)

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,450	11,730
Net asset value of shares issued to shareholders
in reinvestment of distributions	—	139,011
Payments of shares redeemed	(310,190)	(2,188,573)
Net decrease in net assets
from capital share transactions	(305,740)	(2,037,832)

TOTAL DECREASE IN NET ASSETS	(1,143,190)	(2,008,346)

NET ASSETS:
Beginning of period/year	5,873,961	7,882,307
End of period/year	$4,730,771	$5,873,961
Undistributed Net Investment
Income (Loss)	$(45,021)	$(19,093)

Capital Share Activity
Shares sold	457	1,161
Shares issued in reinvestment
of distributions to shareholders	—	14,302
Shares redeemed	(32,010)	(218,215)
Net decrease in shares outstanding	(31,553)	(202,752)
Shares outstanding, beginning of period/year	548,575	751,327
Shares outstanding, end of period/year	517,022	548,575

The accompanying notes are an integral part of these financial statements.
15 - Semi-Annual Report

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For a Share of Capital
Stock Outstanding Throughout Each Period/Year

	Six Months
	Ended		Year		Year		Year		Year		Year
	12/31/15		Ended		Ended		Ended		Ended		Ended
	(Unaudited)		6/30/15		6/30/14		6/30/13		6/30/12		6/30/11
Net asset value at
beginning of period/year	$10.71		$10.49		$9.09		$9.53		$10.10		$7.96

Income from
Investment Operations:
Net investment loss	(0.05)		(0.13	)(1)	(0.13	)(1)	(0.05	)(1)	(0.06	)(1)	(0.09	)(1)
Net realized and unrealized
gain (loss) on investments	(1.51)		0.54		1.53		(0.24)		(0.16)		2.25
Total from
investment operations	(1.56)		0.41		1.40		(0.29)		(0.22)		2.16

Less distributions from:
Net Investment Income	—		(0.19)		—		(0.15)		(0.35)		(0.02)

Net asset value at
end of period/year	$9.15		$10.71		$10.49		$9.09		$9.53		$10.10

Total Return	(14.57	)%(3)	10.71%		15.40%		(3.03)%		(1.82)%		27.12%
Net assets at end
of period/year (millions)	$4.7		$5.9		$7.9		$7.8		$10.0		$13.2
Ratio of expenses
to average net assets:	1.95	%(2)	1.95%		1.95%		1.95%		1.95%		1.81%
Ratio of net investment
loss to average
net assets:	(0.99	)%(2)	(1.28)%		(1.26)%		(0.50)%		(0.59)%		(0.76)%
Portfolio turnover rate	134	%(3)	192%		566%		615%		765%		472%

(1)	Calculated using average shares outstanding method.
(2)	Annualized.
(3)	Not Annualized.

The accompanying notes are an integral part of these financial statements.
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MASTERS 100 FUND

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2015 (Unaudited)

1.	Organization

The Marketocracy Masters 100 Fund (the “Fund”) is a series of Marketocracy Funds (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”  The Trust was organized as a Delaware statutory trust on July 14, 1999.  The Fund commenced operations on November 5, 2001.

The objective of the fund is capital appreciation.  In seeking capital appreciation, the Fund invests primarily in common stocks of U.S. and foreign companies of any size, seeking to outperform the Standard & Poors Composite Stock Price Index (the “S&P 500 Index®”).

2.	Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Investment Valuation
Portfolio securities are valued as follows:

(1)
securities that are traded on stock exchanges or are quoted by the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the most recent bid price,

(2)
securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued,

(3)	securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and

(4)
securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

In general, the Fund “fair values” securities when the Fund does not receive market quotations for those securities or, in some limited cases, receives market quotations for the securities that the Fund does not believe are reliable or correct.  Circumstances that might give rise to the Fund fair valuing a security include trading halts, de-listing of the security, early closing or failure of the opening of the primary exchange on which the security primarily trades, and corporate actions, e.g., stock splits, tender offers, reorganizations or exchanges. With respect to the Fund’s investments in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based in part upon the net asset values of such investment companies.  The

17 - Semi-Annual Report

prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Despite diligence and good faith, the fair valuing of the Fund’s portfolio securities could lead to values, which in hindsight and with information not available when fair valuing, that are not entirely accurate.  However, the Fund’s portfolio tends to be extremely and broadly diversified.   At December 31, 2015, the Fund held securities of 126 issuers across 14 sectors represented by the North American Industry Classification System (“NAICS”). Thus, erroneous fair values of one or even several securities are less likely to materially affect the Fund’s net asset value than if the Fund were less diversified.  In addition, virtually all of the Fund’s portfolio securities trade principally on U.S. securities exchanges. Thus, fair valuing presents fewer risks for the Fund than those faced by mutual funds holding securities traded on foreign exchanges.  In addition, the Fund’s historical rate of required fair valuing during its operations to date has been relatively modest. Nevertheless, the Fund regularly reviews the appropriateness and accuracy of the method it uses in valuing its portfolio securities to determine if it should make any necessary adjustments.  As of December 31, 2015, the Fund did not hold fair valued securities.

The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

NOTE: If the Fund has portfolio securities that are primarily listed on foreign exchanges and trade on weekends or other days when the Fund does not price its shares, please note that the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Share Valuation
The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated expenses), by the total number of shares outstanding of the Fund, rounded to the nearest cent.  The offering and redemption price per share of the Fund is equal to the net asset value per share.

The Fund has adopted financial reporting rules that require an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the asset or liability such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  These financial reporting rules also require enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  These financial reporting rules also require the Fund to classify its securities based on valuation method, using the following levels:

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below.

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.

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MASTERS 100 FUND

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Common Stock^	$3,142,042	$—	$—	$3,142,042
Partnerships & Trusts^	236,940	—	—	236,940
Investment Companies	150,776	—	—	150,776
Cash Equivalents	1,210,007	—	—	1,210,007
Total Investments in Securities	$4,739,765	$—	$—	$4,739,765

^	See Portfolio of Investments for industry detail.

Refer to the Fund’s Schedule of Investments for a detailed breakout of securities. Transfers between levels are recognized at December 31, 2015, the end of the reporting period. During the six months ended December 31, 2015, the Fund recognized no transfers to/from level 1 or 2.

Distributions to Shareholders
Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Federal Income Taxes
The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.   At June 30, 2015, the Fund deferred, on a tax basis, no post-October losses.  At June 30, 2015, the Fund has estimated capital loss carryforwards for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total	Expiration
$1,099,657	$—	$1,099,657	6/30/2017
6,513,544	—	6,513,544	6/30/2018
27,384	—	27,384	Non-Expiring
$7,640,585	$—	$7,640,585

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The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain income tax positions taken on returns filed for open tax years 2012-2014, or expected to be taken in the Fund’s 2015 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and California State and Delaware State; however the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Security Transactions and Investment Income
Investment and shareholder transactions are recorded on the trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Reclassifications are made within the net asset accounts for amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

Guarantees and Indemnifications
In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

Subsequent Events
In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.  The Fund has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

3.	Investment Transactions

The Fund’s aggregate purchases and sales of securities (excluding short-term investments) for the six months ended December 31, 2015 are summarized below:

Purchases	$5,686,572
Sales	$6,946,059

There were no purchases or sales of long-term U.S. Government securities.

4.	Investment Advisory and Administration Agreements

Advisory Fees – The investment adviser for the Fund is Marketocracy Capital Management LLC (“MCM” or the “Adviser”).  The Fund’s investments are managed by the Adviser pursuant to the terms of the Investment Advisory and Management Agreement (the “Advisory Agreement”).  Under the Advisory Agreement, the Adviser regularly provides the Fund with investment research, advice, management and supervision and furnishes a continuous investment program for the Fund’s portfolio, subject to the supervision of the Trust’s Board of Trustees.  The Adviser is responsible for (1) the compensation of any of the Trust’s Trustees, officers and employees who are “interested persons” of the Trust, (2) compensation of the Adviser’s personnel and payment of other expenses in connection with the provision
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MASTERS 100 FUND

of portfolio management services under the Advisory Agreements, and (3) expenses of printing and distributing the Fund’s Prospectus and sales and advertising materials to prospective investors.

For the services provided by the Adviser under the Advisory Agreement, the Adviser receives management fees from the Fund, computed and accrued daily and paid monthly, equal to 1.50% per annum of the Fund’s average daily net assets.  Under the Advisory Agreement, the Fund’s investment adviser has contractually agreed that the Fund’s total annual operating expenses (exclusive of certain items, including acquired fund fees and expenses) will be 1.95% of the Fund’s average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion and 1.80% of such assets in excess of $1 billion.  This arrangement will continue as long as the Trust’s Board of Trustees annually reviews and renews the Advisory Agreement.  For the six months ended December 31, 2015, the Fund incurred $39,147 in advisory fees.

Administration Fees – The Trust has entered into a separate contract with MCM wherein MCM is responsible for providing administrative and supervisory services to the Fund (the “Administration Agreement”).  Under the Administration Agreement, MCM oversees the maintenance of all books and records with respect to the Fund’s securities transactions and the Fund’s book of accounts in accordance with all applicable federal and state laws and regulations.  MCM also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records, which are to be maintained pursuant to the 1940 Act.

Under the Administration Agreement, MCM is responsible for the equipment, staff, office space and facilities necessary to perform its obligations thereunder.  MCM has also assumed responsibility for payment of all of the Fund’s operating expenses except for brokerage, commission and other investment-related expenses and any extraordinary and nonrecurring expenses.

For the services rendered by MCM under the Administration Agreement, MCM receives a fee at the annual rate of 0.45% of the respective Fund’s average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion and 0.30% of such assets in excess of $1 billion, (excluding certain expenses of holding or carrying the Fund’s securities).  For the six months ended December 31, 2015, the Fund incurred administration fees of $11,744.

MCM has retained U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) to serve as the Fund’s transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to the Fund, and to assist MCM in providing executive, administrative and regulatory services to the Fund.  MCM (not the Fund) pays the Transfer Agent’s fees for these services.

5.	Distributions to Shareholders

The tax character of the distributions paid for the six months ended December 31, 2015 and the fiscal year ended June 30, 2015 were as follows:

	December 31, 2015	June 30, 2015
Distributions paid from:
Ordinary income	$—	$139,727.00
	$—	$139,727.00

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At June 30, 2015, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Masters 100 Fund

Unrealized appreciation	$624,402
Unrealized depreciation	(700,599)
Net unrealized appreciation on investments	$(76,197)

At June 30, 2015 the cost of investments for federal income tax purposes was $6,036,059.

At June 30, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$(114,273)
Capital loss carryforward (Note2)	(7,640,585)
Unrealized appreciation	(76,197)
$(7,831,055)

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales partnership adjustments.

U.S. GAAP requires that permanent book-to-tax differences to be reclassified among the component of net assets. These reclassifications have no effect on net assets or NAV.

For the fiscal year ended June 30, 2015, the following reclassifications were made:

Undistributed net investment income	$66,707
Accumulated net realized loss	$(11,549)
Paid in capital	$(55,158)

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MASTERS 100 FUND

Discussion of Advisory Agreement Approval

WHEREAS, in fulfilling the requirements outlined in Section 15(c) of the 1940 Act for evaluating and approving the continuation of the Advisory Agreement, the Board considered the following material factors:

(i)
the nature, extent and quality of the advisory services provided and to be provided by MCM, including, but not limited to, a review of the complexity of the services provided and whether the services are provided in a satisfactory and efficient manner;

(ii)
the Fund’s investment performance during the past year and since the Fund’s inception, as compared to appropriate benchmarks, and as compared with other mutual funds with similar investment strategies and size;

(iii)
the costs of the advisory services provided and to be provided by MCM and the profits realized or to be realized by MCM and its affiliates, including Marketocracy Data Services LLC, from the relationship MCM has with the Fund;

(iv)
the extent to which economies of scale were and would be realized as the Fund grows and whether advisory fee levels reflect or would reflect those economies of scale to the benefit of the Fund’s shareholders;

(v)
a comparison of the services rendered and to be rendered and the amounts paid and to be paid under the Advisory Agreement with other amounts paid to other investment advisers under other investment advisory contracts with other registered investment companies;

(vi)
any benefits derived or to be derived by MCM from its advisory relationship with the Fund such as (a) soft dollar arrangements by which broker-dealers provided or will provide research to the Fund or MCM in return for allocating Fund brokerage, or (b) the Administration Agreement;

(vii)	the appropriateness of the advisory fees paid by the Fund to MCM;

(viii)	the nature of the Fund’s investments;

(ix)	the changing climate in the financial services industry;

(x)
the risks assumed by MCM in complying with regulatory initiatives, investment restrictions, expense limitations and tax laws, and the possibility of substantial liability for the Trust and the Fund, or MCM, for MCM’s failure to comply;

(xi)	the volatility of the financial markets and, thus, of advisory fee income; and

(xii)	the need to provide sufficient incentives to the beneficial owners and employees of MCM in light of the foregoing considerations;

WHEREAS, in fulfilling the requirements outlined in Section 15(c) of the 1940 Act for evaluating and approving the continuation of the Advisory Agreement the Board came to the following conclusions regarding the foregoing material factors:

(i)	the nature, extent and quality of the advisory services provided and to be provided by MCM are unique in the investment management industry, MCM and its affiliates having developed

23 - Semi-Annual Report

an entirely new, high quality and innovative approach to investing through the combination of the Internet, the website Marketocracy.com, the m100 and MCM’s proprietary methods of selecting the m100;

(ii)
in general, although the Fund’s performance has been lagging its benchmark and peers, MCM has been taking steps in an effort to improve performance, and the Board will continue to monitor performance closely;

(iii)
MCM’s costs in providing its investment advisory services (a) have been relatively high because of the research and development required to create and implement MCM’s and its affiliates’ innovative approach to investment research and management, (b) have required considerable investments of time and capital by MCM and its affiliates, who have funded such investments through venture capital financing and reinvestment of all of MCM’s and all of its affiliates’ revenues, and (c) have so far impeded MCM and its affiliates from reasonably profiting on their considerable investment from the relationship MCM has with the Fund;

(iv)	as the Fund grows, the Fund’s current advisory fee breakpoints and expense limitations would reflect the economies of scale to the benefit of the shareholders;

(v)
the comparison of MCM’s investment advisory fees of 1.50% of the Fund’s average annual net assets (approximately $100,648 for the fiscal year ended June 30, 2015) to fees charged by the investment advisers of other mutual funds of MorningStar Mid-Cap Blend category indicated that (a) MCM’s fee level at the middle of the fourth quartile for such category. (b) the Fund’s total annual expenses of 1.95% of the Fund’s average annual net assets were near the bottom end for category, and (c) the Fund’s current net assets of approximately $6.7 million approximately average for the category.

(vi)
MCM derived and would derive benefits from its advisory relationship with the Fund of (a) approximately $26,429 annually (or approximately 0.4% of the Fund’s average annual assets for its fiscal year ended June 30, 2015) through soft dollar arrangements by which broker-dealers provided or will provide research to the Fund and MCM in return for allocating Fund brokerage, and (b) 0.45% of the Fund’s average annual net assets (approximately $30,195 for the same fiscal year) through providing administrative services to the Fund pursuant to the Administration Agreement;

(vii)
the investment advisory fees received and to be received by MCM were high but nevertheless appropriate given the nature, extent and quality of the advisory services provided and to be provided to the Fund by MCM;

(viii)
the Fund’s investments were extremely diverse, covering virtually the entire spectrum of the 16 sectors of the North American Industry Classification system with nearly 120 different issuers at any one time;

(ix)
the changing regulatory climate in the financial services industry resulting from the recent mutual fund and insurance industry scandals has raised the baseline costs and management requirements significantly for investment advisers and mutual funds;

(x)
the risks assumed by MCM in complying with regulatory initiatives, investment restrictions, expense limitations and tax laws, and the possibility of substantial liability for the Trust and the Fund, or MCM, for MCM’s failure to comply, have been raised significantly as a result of the myriad regulatory initiatives resulting from recent mutual fund industry scandals;

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MASTERS 100 FUND

(xi)
the volatility of the financial markets and, thus, of advisory fee income and investment performance results, has been significant in recent years as a result of economic and credit crises, terrorist attacks and Middle East conflicts; and

(xii)
the need to provide sufficient incentives to the owners and employees of MCM in light of the foregoing considerations is extremely high given the unique and innovative approach to investment research and management;

WHEREAS, the Board of Trustees found, among other things, that the advisory fees to be paid by the Fund to MCM and the proposed expenses of the Fund were within the range of the relevant peer group and were reasonable in view of all of the facts and circumstances and that MCM’s brokerage practices and uses of soft dollars were reasonably efficient;

WHEREAS, in connection with its annual review of the Material Agreements, the Board also considered the experience and qualifications of the Independent Trustees, whether the Independent Trustees are fully informed about all the facts with respect to the Material Agreements, and the extent of care and conscientiousness the Independent Trustees bring to bear in the performance of their duties as Trustees and Independent Trustees of the Trust;

NOW, THEREFORE, BE IT RESOLVED, that the Advisory Agreement is fair, reasonable and in the best interest of the Fund’s shareholders, and that the continuation of the Advisory Agreement, including the payment of the advisory fees thereunder to MCM, through December 12, 2015, be, and it hereby is, authorized and approved.

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Privacy Notice

Marketocracy Funds

The Fund collects non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us verbally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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(This Page Intentionally Left Blank.)

27 - Semi-Annual Report

Availability of Quarterly Portfolio Schedule (Unaudited)
The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q.  Once filed, the Fund’s Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-888-884-8482.  You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Proxy Voting (Unaudited)
Information regarding how the Fund voted proxies relating to portfolio securities of the Fund during the most recent 12-month period ended June 30 is available annually, by calling 1-888-884-8482.  Furthermore, you can obtain the information on the Securities and Exchange Commission’s website at http://www.sec.gov.

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities of the Fund are available in the Statement of Additional Information (“SAI”) on the Fund’s website at http://funds.marketocracy.com and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Household Delivery of Shareholder Documents (Unaudited)
Only one prospectus, annual and semi-annual report will be sent to shareholders with the same last name and address on their Marketocracy accounts, unless you request multiple copies.  If you would like to receive separate copies, please call us at 1-888-884-8482.  We will begin sending your additional copies free of charge within thirty (30) days.  If your shares are held through a financial institution, please contact them directly.

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MASTERS 100 FUND

Investment Adviser/Administrator
Marketocracy Capital Management LLC
P. O. Box 23791
San Jose, CA 95153

Transfer Agent/Sub-Administrator
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
(Toll-Free) 1-888-884-8482

Distributor
Rafferty Capital Markets, LLC
59 Hilton Avenue, Suite 101
Garden City, NY  11530

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

This report and the financial statements contained in it are provided for the general information of the shareholders of Marketocracy Funds.  To obtain a prospectus containing more complete information about Marketocracy Funds, including fees and expenses, please call us at 1-888-884-8482, or visit funds.marketocracy.com.

Please read it carefully before you invest or send money.

Investment Act No. 811-09445

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Marketocracy Masters 100 Fund

By     /s/ Kendrick W. Kam
          Kendrick W. Kam, President & Treasurer

Date   February 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By     /s/ Kendrick W. Kam
                          Kendrick W. Kam, President & Treasurer

Date  February 29, 2016